Exhibit 10.3

VRINGO, INC.

TO

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

SECOND SUPPLEMENTAL INDENTURE TO

INDENTURE DATED MAY 4, 2015

(SENIOR DEBT SECURITIES)

Dated as of March 9, 2016

Senior Secured Notes

VRINGO, INC.

SECOND SUPPLEMENTAL INDENTURE TO

INDENTURE DATED MAY 4, 2015

(SENIOR DEBT SECURITIES)

SENIOR SECURED NOTES

SECOND SUPPLEMENTAL INDENTURE, dated as of March 9, 2015 (this “Second Supplemental Indenture”), between VRINGO, INC., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as Trustee (the “Trustee”).

RECITALS

A. The Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 4, 2015, (the “Base Indenture”), providing for the issuance from time to time of Securities (as defined in the Base Indenture) by the Company, and a First Supplemental Indenture thereto, dated as of May 4, 2015 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

B. Section 2.01 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

C. Section 9.02 of the Indenture and Section 16 of the Notes allows the Company and the Trustee to enter into an indenture supplemental to the Indenture with the written consent of each Holder of Securities in order to supplement the Indenture for the purpose of changing or eliminating certain provisions of the Indenture and the Notes.

D. The Company wishes to amend and restate the Notes to, among other things, remove the conversion feature, discontinue the payment of principal prior to the Maturity Date (subject to certain exceptions), extend the Maturity Date and amend the Interest Rate as permitted hereby.

E. Each Holder of the Notes has provided its written consent to this Second Supplemental Indenture.

F. The execution of this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture.

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH, for and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of such series, as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

Section 1.1 RELATION TO INDENTURE; HOLDERS DEEMED TO BE BOUND. This Second Supplemental Indenture constitutes an integral part of the Indenture. All references herein to the Indenture shall mean the Indenture, as amended and supplemented by this Second Supplemental Indenture. Any holder of the Notes, subsequent to the written consent provided by the current holders of the Notes approving the terms and execution of this Second Supplemental Indenture, shall be bound by the terms and conditions of the Indenture as amended and supplemented by this Second Supplemental Indenture.

Section 1.2 DEFINITIONS. For all purposes of this Second Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture or in the Securities, as applicable;

(b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture; and

(c) The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Second Supplemental Indenture.

ARTICLE II

AMENDMENT OF INDENTURE

Section 2.1 AMENDMENT OF CERTAIN PROVISIONS.

a.	Section 2.1 of the First Supplemental Indenture is hereby amended and restated in its entirety as follows:

Section 2.1 TITLE. There shall be a series of Securities designated the “Amended and Restated Senior Secured Note” (the “Notes”).

b.	Section 2.4 of the First Supplemental Indenture is hereby amended and restated in its entirety as follows:

Section 2.4 PRINCIPAL PAYMENT DATE. 102% of the principal amount of the Notes outstanding (together with any accrued and unpaid interest and other amounts) shall be payable in accordance with the terms and conditions set forth in the Notes on the Maturity Date, as defined in the Notes.

c.	Section 2.5 of the First Supplemental Indenture is hereby amended and restated in its entirety as follows:

Section 2.5 INTEREST AND INTEREST RATES. The rate of interest on the Notes shall be 10% per annum, subject to adjustment as provided in the Notes, accruing from the Amended and Restated Issuance Date (as defined in the Notes), and shall be payable at such times and in the manner set forth in the Notes. Any interest to be paid with respect to any Note will, as provided in the Indenture and the Notes, be paid to the record holder of such Note on the applicable Interest Date in cash, as set forth in the Notes.

d.	Section 2.11 of the First Supplemental Indenture is hereby deleted in its entirety and replaced with the phrase [Intentionally Omitted]., and any and all references to such section and any obligations thereunder are hereby deleted throughout the Indenture, and such section shall be of no further force or effect.

e.	The Form of Security attached as Exhibit A to the First Supplemental Indenture shall be replaced in its entirety with the Form of Security attached hereto as Exhibit A.

Section 2.2 OTHER AMENDMENTS TO INDENTURE. All definitions in the Indenture which are used exclusively in the sections and clauses deleted pursuant to Section 2.1 of this Second Supplemental Indenture or whose sole use or uses in the Indenture were eliminated in the revisions set forth in Sections 2.1 of this Second Supplemental Indenture are hereby deleted. All cross-references in the Indenture to sections and clauses deleted by Section 2.1 of this Second Supplemental Indenture shall also be deleted in their entirety.

ARTICLE III

MISCELANEOUS PROVISIONS

Section 3.1 TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 3.2 ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.3 CONFLICT WITH INDENTURE; TRUST INDENTURE ACT. Notwithstanding anything to the contrary in the Indenture, if any conflict arises between the terms and conditions of this Second Supplemental Indenture (including, without limitation, the terms and conditions of the Form of Security attached hereto as Exhibit A) and the Indenture, the terms and conditions of this Second Supplemental Indenture (including the Notes) shall control; provided, however, that if any provision of this Second Supplemental Indenture or the Notes limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Second Supplemental Indenture, the latter provisions shall control. If any provision of this Second Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provisions shall be deemed to apply to the Indenture as so modified or excluded, as the case may be.

Section 3.4 AMENDMENTS; WAIVER. This Second Supplemental Indenture may be amended by the written consent of the Company and the Holders of a majority of Notes. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 3.5 SUCCESSORS. This Second Supplemental Indenture shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes.

Section 3.6 SEVERABILITY. If any provision of this Second Supplemental Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Second Supplemental Indenture in that jurisdiction or the validity or enforceability of any provision of this Second Supplemental Indenture in any other jurisdiction.

Section 3.7 COUNTERPARTS. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 3.8 GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH SECURITY ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

VRINGO, INC.

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Computershare Trust Company, N.A. as Trustee

By:
Name:
Title:

EXHIBIT A

(FORM OF SECURITY)